Dear Shareholder:

The Victory Institutional Funds Prospectus is being revised to reflect a change in the Institutional Diversified Stock Fund’s Administrator and Fund Accountant, as well as notice of an increase in the minimum investment amount and a change in the status of the Fund’s Distributor.

The Victory Institutional Funds

Institutional Diversified Stock Fund

Supplement dated August 31, 2007

To the Prospectus dated March 1, 2007

1.       The following modifies the paragraph under the section heading “Minimum Investment Amount” found on Page 3.

The minimum initial investment is $10,000,000.  The Fund is also available for purchase in retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $50,000,000.  The Fund will consider a lower initial investment if, in the opinion of Victory Capital Advisers, Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $10,000,000.

2.       On Page 19, under the heading “The Investment Adviser,” insert the following heading and language after the second paragraph.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays the Adviser a fund accounting fee, accrued daily and paid monthly, of $25,000 per annum per fund, plus an annual administration fee, accrued daily and paid monthly, at the following annual rates: 0.03% of the first $100 Million in aggregate net assets of all Funds; plus 0.02% of aggregate net assets of all Funds in excess of $100 Million.  The foregoing fees are subject to an annual minimum fee of $25,000.

In addition, the Trust reimburses the Adviser and BISYS Fund Services Ohio, Inc. (the Fund’s sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

3.       On Page 21, under the heading “Other Service Providers,” insert the following language as the first and second paragraphs.

Subject to receipt of regulatory approvals, on or about November 15, 2007, KeyCorp, 127 Public Square, Cleveland, Ohio 44114, will acquire all of the outstanding shares of the Funds’ principal underwriter, Victory Capital Advisers, Inc. (the “Distributor”).  Upon the completion of the transaction, the Distributor will be an affiliate of the Adviser, and will no longer be a subsidiary of BISYS Fund Services Ohio, Inc. (“BISYS”).

Effective August 1, 2007, BISYS, the Funds’ sub-administrator, sub-fund accounting agent, transfer agent and dividend disbursing agent is re-named Citi Fund Services Ohio, Inc. in connection with the acquisition of BISYS Group, Inc., the parent company of BISYS, by Citibank N.A.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Institutional Funds at 866-689-6999.

VF-IDS-SUPP1